1 Amedisys Second Quarter 2023 Earnings Release Supplemental Slides July 26th, 2023 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS

3 OUR KEY AREAS OF FOCUS Strategic areas of focus and progress made during Q2’23 • Home Health*: Total same store admissions +4% • Hospice: Total same store admissions -6%, ADC -2% • High Acuity Care: Admissions +55% over prior year 1 Organic Growth • Quality: Amedisys Oct’23 preview STARS score of 4.44 • 99% of care centers at 4+ Stars based on Oct’23 preview • 42 Amedisys care centers rated at 5 Stars in the Oct’23 preview • Hospice quality – outperforming industry average in all hospice item set (HIS) categories 3 Clinical Initiatives • Focusing on optimizing RN / LPN & PT / PTA staffing ratios. • Current LPN Ratio: 48.2% (vs. 47.7% in 2Q’22) • Current PTA Ratio: 54.2% (vs. 53.4% in 2Q’22) 4 Capacity and Productivity • Pending merger with UnitedHealth Group Inc. 5 M&A 2 Recruiting / Retention • Targeting industry leading employee retention amongst all employee categories • Q2’23 Voluntary Turnover 18.8% *Note: Home Health same store volume is defined as admissions plus recertifications 2023 Reimbursement • Final Hospice industry rule – Amedisys impact +3.8% increase (effective 10/1/22) • Final Home Health industry rule – Amedisys impact flat (effective 1/1/23) 2024 Reimbursement • Proposed Hospice industry rule – Amedisys estimated impact +2.8% increase (effective 10/1/23) • Proposed Home Health industry rule – industry estimated impact -2.2% decrease (effective 1/1/24) 6 Regulatory

4 HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 2Q 2023(1) Home Health total same store admissions +4%; Hospice same store average daily census -2%; EBITDA margin impacted by hospice rate increase and clinical optimization and reorganization initiatives partially offset by the return of sequestration, a shift in home health mix and wage inflation 1. The financial results for the three-month periods ended June 30, 2022 and June 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Same Store volume – Includes admissions and recertifications. 3. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. 4. Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments. 5. Reflects the reinstatement of sequestration at 1% for the three-month period ended June 30, 2022 and at 2% for the three-month period ended June 30, 2023. Growth Metrics: • Total Admissions: 534 • Number of admitting JV markets: 11 Other Statistics: • Patient Satisfaction: 87% High Acuity Care Adjusted Financial Results • Divested personal care business on 3/31/2023 Personal Care Same Store Volume (3): • Admissions: -6% • ADC: -2% Other Statistics: • Revenue per Day(5): $169.47 (+3.0%) • Cost per day: $83.67 (-5.1%) HospiceHome Health Same Store (2)(3) : • Total Admissions: +4% • Total Volume: +3% Other Statistics: • Revenue per Episode(5): $3,005 (-1.4%) • Visiting Clinician Cost per Visit: $99.21 (+3.6%) • Medicare VPE decreased 0.7 (-5.3%) Amedisys Consolidated • Revenue: -2.3% (+0.3% excluding Personal Care) • EBITDA: $75M • EBITDA Margin: 13.5% • EPS: $1.37 Amedisys Consolidated Amedisys Consolidated Balance Sheet & Cash Flow • Net debt: $293.2M • Net Leverage ratio: 1.2x • Revolver availability: $519.2M • CFFO: $60.7M • Free cash flow (4): $54.1M • DSO: 43.4 (vs. Q2’22 of 46.8 and down 2.7 days since Q4) $ in Millions, except EPS 2Q22 2Q23 Home Health 350.3$ 349.8$ Hospice 198.4 199.2 Personal Care 14.9 - High Acuity Care 2.7 4.0 Total Revenue 566.3$ 553.0$ Gross Margin % 44.9% 46.5% Adjusted EBITDA 74.4$ 74.6$ 13.1% 13.5% Adjusted EPS 1.47$ 1.37$ Free cash flow(4) 52.7$ 54.1$

5 62.9%12.1% 25.0% Home Health Revenue Medicare FFS Private Episodic Per Visit 63.3% 36.0% 0.7% Amedisys Consolidated Revenue Home Health Hospice High Acuity Care • Medicare FFS: Reimbursed for a 30-day period of care • Private Episodic: MA and Commercial plans who reimburse us for a 30-day period of care, majority of which range from 95% - 100% of Medicare rates • Per Visit: Managed care, Medicaid and private payors who reimburse us per visit performed 94.5% 5.5% Hospice Revenue Medicare FFS Private Hospice Per Day Reimbursement: • Routine Care: Patient at home with symptoms controlled, ~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care • Continuous Care: Patient at home with uncontrolled symptoms • Inpatient Care: Patient in facility with uncontrolled symptoms • Respite Care: Patient at facility with symptoms controlled • Home Health: 347 care centers; 34 states & D.C. • Hospice: 165 care centers; 31 states • Personal Care: We divested our personal care business on March 31, 2023. • High Acuity Care: 10 admitting joint ventures, which operate in 11 markets; 9 states; 35 referring hospitals • Total AMED: 522 care centers/joint ventures; 37 states and D.C. OUR REVENUE SOURCES: 2Q’23

6 HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – Q2 2023(1) • Revenue per Episode down 1.4% due to the reinstatement of sequestration at 2% (vs 1% in 2Q’22). Reimbursement is flat year over year. • Y/Y Total CPV up $3.83 (+3.6%) primarily due to raises, wage inflation, an increase in new hire pay, higher contractor costs (COVID-related rate increases are no longer classified as an adjusting item) and visit mix. • Cost per episode down 1.9% (Medicare) Home Health Highlights • Net revenue per day +3.0%; +3.8% Hospice rate update effective 10/1/2022 was offset by the reinstatement of sequestration at 2% (vs 1% in 2Q’22). • Total ADC impacted by 2022 care center closures (120 ADC impact) • Cost per day down $4.54 (-5.1%) primarily due to clinical optimization and reorganization initiatives and a new pharmacy contract partially offset by planned wage increases. Hospice Highlights 1. The financial results for the three-month periods ended June 30, 2022 and June 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non- GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Pre-Corporate EBITDA does not include any corporate G&A expenses. 3. Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period. 4. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. 5. Reflects the reinstatement of sequestration at 1% for the three-month period ended June 30, 2022 and at 2% for the three-month period ended June 30, 2023. 6. Prior year amounts have been recast to conform to the current year presentation. $ in Millions 2Q22(6) 2Q23 Medicare 230.4$ 219.8$ Non-Medicare 119.9 130.0 Home Health Revenue $350.3 $349.8 Gross Margin % 45.4% 44.7% Pre-Corporate EBITDA(2) $70.7 $66.7 20.2% 19.1% Operating Statistics Same Store Growth(3)(4) Total admissions 0% 4% Total volume -2% 3% Medicare revenue per episode(5) $3,048 $3,005 Medicare recert rate 33.6% 33.0% Total cost per visit $106.52 $110.35 HOME HEALTH $ in Millions 2Q22 2Q23 Medicare 187.5$ 188.2$ Non-Medicare 10.9 11.0 Hospice Revenue $198.4 $199.2 Gross Margin % 46.4% 50.6% Pre-Corporate EBITDA(2) $41.8 $53.5 21.1% 26.8% Operating Statistics Admit growth - same store(3)(4) 6% -6% ADC growth - same store(3)(4) 0% -2% ADC 13,249 12,918 Avg. discharge length of stay 87 90 Revenue per day (net)(5) $164.55 $169.47 Cost per day $88.21 $83.67 HOSPICE

7 $ in Millions 2Q22 3Q22 4Q22 1Q23 2Q23 Home Health Segment - Total 88.7 87.7 89.9 89.0 90.1 % of HH Revenue 25.5% 25.9% 26.2% 25.9% 25.8% Hospice Segment - Total 50.8 48.6 50.8 47.9 47.9 % of HSP Revenue 25.6% 24.4% 25.7% 24.8% 24.0% Personal Care Segment - Total 2.3 2.3 2.4 2.2 - % of PC Revenue 15.2% 14.0% 14.9% 14.9% - High Acuity Care Segment - Total 5.1 5.2 5.1 4.4 5.2 % of HAC Revenue 116.2% 95.0% 87.8% 94.6% 131.1% Total Corporate Expenses 35.5 38.3 40.4 44.2 45.2 % of Total Revenue 6.3% 6.9% 7.2% 7.9% 8.2% Total 182.4 182.1 188.6 187.7 188.4 % of Total Revenue 32.2% 32.6% 33.6% 33.7% 34.1% GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2,3) Notes: • Year over year total G&A as a percentage of revenue increased 190 basis points ($6 million) • Increase in total G&A is primarily due to a favorable legal settlement recorded in prior year, planned wage increases, the acceleration of our annual LTI awards from June to May, higher incentive compensation costs and a change in the presentation of gains on the sale of fleet vehicles partially offset by clinical optimization and reorganization initiatives, lower staffing levels and lower travel/training spend • Total G&A increased ~$1 million sequentially 1. The financial results for the three-month periods ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Adjusted G&A expenses do not include depreciation and amortization. 3. Prior periods have been recast to conform to the current year presentation. Impacted by raises and incentive compensation costs 32.2% 32.6% 33.6% 33.7% 34.1% 31.0% 33.0% 35.0% 2Q22 3Q22 4Q22 1Q23 2Q23 Total G&A as a Percent of Revenue G&A as a Percent of Revenue 2Q22 3Q22 4Q22 1Q23 2Q23 Salary and Benefits 25.3 23.8 25.5 26.3 26.5 Other 7.7 13.2 12.5 15.5 15.1 Corp. G&A Subtotal 33.0 37.0 38.0 41.8 41.6 Non-cash comp 2.5 1.3 2.4 2.4 3.6 Adjusted Corporate G&A 35.5 38.3 40.4 44.2 45.2

8 OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED YOY Total CPV impacted by labor cost pressures and prior year benefit related to COVID contractor add-back. Total CPV down slightly sequentially due to lower contractor utilization. *Note: Direct comparison with industry competitors CPV calculation ** Note: In 2Q’22, the addback of COVID costs reduced Visiting Clinician CPV by $0.80. Accordingly, our YOY increase is $2.64 or 2.7% $25.00 $50.00 $75.00 $100.00 2Q22 1Q23 2Q23 Cost Per Visit (CPV) Salaries Contractors Benefits Transportation $95.77 $99.47 $99.21 Components 2Q’22(1) 1Q’23 2Q’23 YoY Variance Detail Initiatives Salaries $70.17 $72.79 $73.35 $3.18 YoY increase due to planned wage increases, wage inflation, an increase in new hire pay and visit mix Sequential increase due to higher new hire pay and wage inflation Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases Contractors $4.66 $6.50 $5.71 $1.05 YoY variance due to an increase in utilization and higher rates. Prior year benefited from COVID add-backs totaling $0.70 Sequential variance due to a decrease in utilization and lower rates Focused efforts on filling positions with full-time clinicians Benefits $13.46 $12.95 $13.10 ($0.36) YoY decrease due to lower health insurance and worker’s compensation expense Sequential increase due to the seasonality of health insurance claims Focus on cost containment and spend optimization with specific focus on high-cost claims Transportation & Supplies $7.48 $7.23 $7.05 ($0.43) YoY variances due to the capitalization of fleet vehicle leases in 1Q’23 *Visiting Clinician CPV $95.77 $99.47 $99.21 $3.44** Clinical Managers $10.75 $10.98 $11.14 $0.39 Fixed cost associated with non-visiting clinicians YoY and sequential variances due to impact of fixed costs on lower visit volumes Unit cost reduced as volume increases Total CPV $106.52 $110.45 $110.35 $3.83 1. Prior year amounts have been recast to conform to the current year presentation.

9 DRIVING TOP LINE GROWTH -2% 1% 1% 5% 3% 0% 5% 5% 8% 4% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 50,000 100,000 150,000 2Q22 3Q22 4Q22 1Q23 2Q23 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth 0% 1% -2% -1% -2% -2.5% -0.5% 1.5% 12,500 12,750 13,000 13,250 13,500 2Q22 3Q22 4Q22 1Q23 2Q23 ADC SS ADC Growth **2022 Hospice care center closures impacted 2023 ADC by 120 and Admits by 124 *ADC grew 1.5% sequentially from 1Q23 to 2Q23

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Oct 2023 HHC Preview with 98% of our providers (representing 99% of care centers) at 4+ Stars and 75% of our providers (representing 81% of care centers) at 4.5+ Stars. •26 Amedisys providers (representing 42 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and PS performance releases in 2021 due to COVID-19 PHE. (2) Oct 2023 QPC Star Preview performance period = CY 2022. (3) Jul 2023 PS Release performance period = CY 2022. (4) QPC Star and PS Results for Amedisys Legacy providers only. (5) Only currently active care centers included in care center results. CMS Blind Period Metric Jan 23 Release Apr 23 Release Jul 23 Release Oct 23 Preview Quality of Patient Care 4.49 4.49 4.47 4.44 Entities at 4+ Stars 99% 99% 99% 98% 3.00 3.50 4.00 4.50 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor CMS Blind Period Metric Oct 22 Release Jan 23 Release Apr 23 Release Jul 23 Release Patient Satisfaction Star 3.60 3.57 3.65 3.76 Performance Over Industry +3% +1% +1% +2% 3.00 3.50 4.00 4.50 PS Industry Performance Amedisys PS Score PS Industry Avg PS Top Competitor CMS Blind Period

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers.

12 DEBT AND LIQUIDITY METRICS Net leverage ~1.2x 1. Net debt defined as total debt outstanding ($404.4M) less cash ($111.2M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($253.9M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Revolver - Outstanding Term Loan 380.3 Promissory Notes 0.2 Finance Leases 23.9 Total Debt Outstanding 404.4 Less: Deferred Debt Issuance Costs (3.0) Total Debt - Balance Sheet 401.4 Total Debt Outstanding 404.4 Less Cash (111.2) Net Debt (1) 293.2 Leverage Ratio (net) (2) 1.2 Term Loan 450.0 Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (30.8) Available Revolver 519.2 Plus Cash 111.2 Total Liquidity (3) 630.4 As of: 6/30/23 Credit Facility Outstanding Debt As of: 6/30/23

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for Q2-23 of $61M is net of ~$10M in payments for merger-related legal and professional fees. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 2Q22 3Q22 4Q22 1Q23 2Q23 GAAP net income (loss) 29.0 25.4 31 .5 24.9 (80.5) Changes in working capital 1 3 .6 (67 .3) 6.9 (1 4.3) 23 .9 Depreciation and amortization 6.2 5.5 5.2 5.7 6.2 Non-cash compensation 5.1 3 .5 0.6 3 .3 9.1 Deferred income taxes 2.8 1 3 .0 4.3 2 .8 5.3 Merger termination fee - - - - 1 06.0 Other 0.7 6.3 (7 .6) 3 .6 (9.3) Cash flow from operations 57.4 (13.6) 40.9 26.0 60.7 Capital expenditures - routine (1 .5) (1 .5) (1 .5) (1 .0) (0.9) Required debt repay ments (3.2) (3 .2) (3 .2) (5.3) (5.7) Free cash flow 52.7 (18.3) 36.2 19.7 54.1 Capital Deployment Acquisitions (7 3.3) 1 .4 - - - Share Repurchases (1 7 .4) - - - -

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Other (income) expense, net includes a $2.2 million loss related to our Personal Care divestiture in 1Q23 and the $106.0 million Option Care termination fee in 2Q23. Q2 adjustments primarily related to costs associated with pending merger. Other (income) expense line item includes $106M termination fee paid to Option Care Health. $000s Income Statement Line Item 2Q22 3Q22 4Q22 1Q23 2Q23 Revenue Contingency accrual Net Serv ice Rev enue 8,37 4$ 931$ -$ -$ -$ Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Inclusiv e of Depreciation 1 95 1 ,1 54 33 1 1 4 - COVID-1 9 costs Cost of Serv ice, Inclusiv e of Depreciation 1 ,803 1 ,7 01 1 ,51 0 - - Integration costs Cost of Serv ice, Inclusiv e of Depreciation 1 ,401 31 1 - - - Fuel supplement Cost of Serv ice, Inclusiv e of Depreciation 1 ,01 6 1 ,962 261 - - G&A Acquisition and integration costs General and Administrativ e Expenses 5,323 3,1 54 1 ,443 1 ,667 1 ,1 01 Clinical optimization and reorganization costs General and Administrativ e Expenses 869 2 ,67 6 2 ,247 3 ,1 7 0 567 Merger-related legal and professional fees General and Administrativ e Expenses - - - 7 20 1 9,451 Personal Care div estiture General and Administrativ e Expenses - - - 51 4 1 1 COVID-1 9 costs General and Administrativ e Expenses 84 1 59 1 07 - - Executiv e Board of Directors/CEO transition awards General and Administrativ e Expenses - - - 7 50 3 ,435 Sev erance General and Administrativ e Expenses - - 993 - - Fuel supplement General and Administrativ e Expenses - 21 8 33 - - Legal fees - non-routine General and Administrativ e Expenses 1 90 - - - - Legal settlement General and Administrativ e Expenses (1 ,058) - - - - Other Items Inv estment impairment Inv estment impairment - 3 ,009 - - - Interest component of certain items Interest Expense 4,652 (207) - - - Other (income) expense, net (2) Total Other (Expense) Income, Net 7 60 7 93 81 4 3 ,052 99,1 39 Total 23,609$ 15,861$ 7 ,441$ 9,987$ 123,704$ EPS Impact 0.56$ 0.36$ 0.19$ 0.22$ 3.83$ EBITDA Impact 18,957$ 16,068$ 7 ,441$ 9,987$ 123,704$

15 Environmental, Social, Governance (E.S.G.) Considerations

16 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.44 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations